UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  January 5, 2005
                                                 -----------------

                             Cox Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)

         0-08006                                          86-0220617
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(Commission File Number)                        IRS Employer Identification No.)


               77 McAdenville Road, Belmont, North Carolina 28012
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               (Address of Principal Executive Offices) (Zip Code)

                                 (704) 825-8146
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              (Registrant's Telephone Number, Including Area Code)

              69 McAdenville Road, Belmont, North Carolina 28012 .
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01  Other Events

On January 5, 2005, Cox Technologies, Inc. (the "Registrant") issued a press release announcing (i) the filing of Articles of Dissolution effective January 17, 2005, (ii), setting January 17, 2005 as the Final Record Date for payment of any and all liquidating distributions and cessation of trading the common stock of Cox Technologies, Inc. and (iii) setting an initial liquidating cash distribution to shareholders of $0.14 per share of Cox Technologies, Inc. common stock. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K, providing an update on the Registrant's activities.

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Item 9.01  Financial Statements and Exhibits

     (c)  Exhibit.


The January 5, 2005 Cox Technologies, Inc. press release is furnished as Exhibit 99 to this report.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COX TECHNOLOGIES, INC.
                                                  a North Carolina corporation




Dated:  January 5, 2005                           By: /s/  Brian D. Fletcher
                                                      ----------------------
                                                      Co-Chief Executive Officer